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                                                                    Exhibit 10.3


                             M-FOODS HOLDINGS, INC.

                             2001 STOCK OPTION PLAN

                  SECTION 1. PURPOSE. The purposes of the M-Foods Holdings, Inc. 2001 Stock Option Plan (the "Plan") are to promote the interests of M-Foods Holdings, Inc. and its direct and indirect stockholders by (i) attracting and retaining exceptional officers and key employees to the Company and its Subsidiaries and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company and its Subsidiaries. The Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act and, unless and until the Common Stock (as defined herein) is publicly traded, the issuance of options to purchase Common Stock pursuant to the Plan and the issuance of Common Stock pursuant to such options is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. Grants of "nonqualified stock options" or "incentive stock options" may be made under the Plan.

                  SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company.

                  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cause" shall have the meaning set forth in a Participant's Management Stock Purchase and Unit Subscription Agreement. If the Participant has not entered into a Management Stock Purchase and Unit Subscription Agreement, "Cause" shall have the same meaning ascribed to such term in any employment or severance agreement then in effect between Participant and the Company or one of its Subsidiaries or, if no such agreement containing a definition of "Cause" is then in effect, shall mean (i) the continued failure of the Participant to perform substantially the Participant's duties with the Company or one of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant's duties;
         (ii) the engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or one of its Affiliates; or (iii) the indictment, prosecution or


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         conviction of a felony or guilty or nolo contendere plea by the
         Participant with respect thereto.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean the compensation committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

                  "Common Stock" shall mean shares of common stock of the Company, par value $.01 per share.

                  "Company" shall mean M-Foods Holdings, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary company of M-Foods Holdings, Inc. as such term is defined in Section 424(f) of the Code.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" unless otherwise defined in Participant's Award Agreement, shall mean the fair value of the Common Stock as determined in good faith by the Committee (without taking into account the effect of any contemporaneous repurchase of Common Stock at less than Fair Market Value under a Company repurchase right).

                  "Investors" shall mean M-Foods Investors, LLC, a Delaware limited liability company.

                  "Management Stock Purchase and Unit Subscription Agreement" shall mean any Management Stock Purchase and Unit Subscription Agreement between Investors and the Participant, unless the Participant has not entered into a Management Stock Purchase and Unit Subscription Agreement.

                  "Marathon" shall mean Marathon Fund Limited Partnership IV, a Delaware limited partnership, and any of its Affiliates.

                  "Option" shall mean a right to purchase Option Shares from the Company that is granted under Section 6 of the Plan.

                  "Option Shares" shall mean (i) shares of Common Stock granted pursuant to the Plan, (ii) all adjusted shares of Common Stock received as a result of adjustments pursuant to Section 4(b) hereof or (iii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Option Shares shall continue to be Option Shares in the hands


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         of any holder other than the Participant (except for the Company), and each such transferee thereof shall succeed to the rights and obligations of a holder of Option Shares hereunder.

                  "Participant" shall mean any officer or key employee of the Company or its Subsidiaries who has been selected to participate in the Plan by the Committee or the Board. A Person shall remain a Participant under this Plan as long as such Person holds Options or Option Shares.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

                  "Plan" shall mean this M-Foods Holdings, Inc. 2001 Stock Option Plan.

                  "Public Offering" means a sale of Common Stock to the public in an offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "Sale of the Company" means the consummation of a transaction, whether in a single transaction or in a series of related transactions that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements), with any other Person or group of related Persons on an arm's-length basis other than an affiliate of Vestar, pursuant to which such party or parties (a) acquire (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise) more than 50% of the voting stock of the Company or (b) acquire assets constituting all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis; provided, however, that in no event shall a Sale of the Company be deemed to include any transaction effected for the purpose of (i) changing, directly or indirectly, the form of organization or the organizational structure of the Company or any of its Subsidiaries or
         (ii) contributing stock to entities controlled by the Company.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.


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                  "Subsidiary" shall mean any entity that, directly or
         indirectly, is controlled by the Company.

                  "Vestar" shall mean Vestar Capital Partners IV, L.P. and any of its Affiliates.

                  SECTION 3. ADMINISTRATION. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan, any Award Agreement and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Option Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Option Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Option Shares, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option made under, the Plan; (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan and subject to the terms of any Award Agreement, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any holder of Option Shares.

                  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

                  SECTION 4. SHARES AVAILABLE FOR OPTIONS. (a) Subject to adjustment as provided in Section 4(b), the aggregate number of Option Shares with respect to which Options may be granted under the Plan shall equal 25,000. If, after the effective date of the Plan, any Option Shares covered by an Option granted under the Plan, or to which such an Option relates, are forfeited, or if an Option has expired, terminated or been cancelled for any reason whatsoever (other than by reason of exercise or vesting), then the Option Shares covered by such Option shall again be, or shall become, Option Shares with respect to which Options may be granted hereunder.


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                  (b) ADJUSTMENTS. In the event that the Committee determines that any Sale of the Company, dividend or other distribution (whether in the form of cash, Option Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Option Shares or other securities of the Company, issuance of warrants (other than to creditors) or other rights to purchase Option Shares or other securities of the Company, or other similar corporate transaction or event affects the Option Shares such that an adjustment is determined by the Committee in its discretion to be necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of Option Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of Option Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the exercise price with respect to any Option.

                  (c) SUBSTITUTE OPTIONS. Options may be granted, in the discretion of the Committee, under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines ("Substitute Options"). The number of Option Shares underlying any Substitute Options shall be counted against the aggregate number of Option Shares available for Options under the Plan.

                  (d) SOURCES OF OPTION SHARES DELIVERABLE UNDER OPTIONS. Any Option Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Common Stock or of treasury shares.

                  SECTION 5. ELIGIBILITY. Any officer or key employee of the Company or any of its Subsidiaries shall be eligible to be designated a Participant.

                  SECTION 6.  STOCK OPTIONS.

                  (a) GRANT. Subject to the provisions of this Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Option Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

                  None of the Options granted under the Plan are intended to meet the requirements of Section 422 of the Code or any successor provision thereto unless such intent is stated explicitly in the Award Agreement; PROVIDED, that the Committee shall have the authority to grant Options that are intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Unless otherwise provided in the applicable Award Agreement, all Options granted by the Committee shall expire ten years after the date such Options are granted.


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                  (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and shall be not less than the Fair Market Value as of the date of grant.

                  (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or, with the consent of the Participant thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                  (d) VESTING. Unless otherwise provided in the applicable Award Agreement, all Options granted by the Committee shall vest over a five year period, in five equal annual installments; PROVIDED that in no event shall such Options vest over greater than a five year period. If, for any reason, a Participant is terminated from employment by the Company or any of its Subsidiaries, all unvested Options shall be cancelled. Unless otherwise provided in the applicable Award Agreement, all vested Options not exercised within ninety (90) days following termination shall be cancelled, unless such Participant has been terminated by the Company for Cause, in which case such vested Options shall immediately be cancelled upon termination. Unless otherwise provided in the applicable Award Agreement, if the Participant's employment is terminated other than by the Company for Cause, the Company will provide notice to such Participant setting forth the Fair Market Value of the Common Stock underlying such Options within ninety (90) days after such termination.

                  (e) PAYMENT. No Option Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment shall be made (i) in cash or by bank check, (ii) after a Public Offering, through simultaneous sales of underlying Option Shares by brokers, or (iii) in Option Shares or other shares of Common Stock which have been owned by the Participant for at least six months, such Option Shares and/or shares of Common Stock to be valued at their Fair Market Value as of the date of exercise.

                  SECTION 7.  AMENDMENT AND TERMINATION.

                  (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; PROVIDED that any such amendment, alteration, suspension, discontinuance or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) AMENDMENTS TO OPTIONS. The Committee may waive any conditions or rights under, amend any terms of, or alter any Option theretofore granted, prospectively or retroactively; PROVIDED that any such waiver, amendment or alteration that would impair the rights of any


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Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. In addition, with the consent of any Participant, holder or beneficiary, the Company may suspend, discontinue, cancel or terminate any Option theretofore granted, prospectively or retroactively

                  SECTION 8. SALE OF THE COMPANY. In the event of a Sale of the Company, the Committee may (i) terminate without payment of any kind any Vested Options that have an exercise price in excess of the Fair Market Value per share of Common Stock (measured as of the date of such Sale of the Company), (ii) terminate any Vested Options for a payment in such form and for such amount as the Committee may determine over such Option's exercise price, multiplied by the number of Options to be terminated, or (iii) immediately vest any unvested Options, causing such Options to become immediately exercisable for, and, subject to the provisions herein and in the applicable Award Agreement, relating to, Option Shares.

                  SECTION 9.  GENERAL PROVISIONS.

                  (a) NONTRANSFERABILITY. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

                            i.  by the executor or administrator of the estate
of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

                            ii. to the extent that the deceased Participant was
entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Award Agreement.

                  (b) NO RIGHTS TO OPTIONS. No Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options. The terms and conditions of Options and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                  (c) SHARE CERTIFICATES. All certificates for Option Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Option Shares or other securities are then listed, any applicable federal or state laws, and any applicable written agreements between Vestar, Marathon, and/or the Company and the Participants and the


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Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (d)       WITHHOLDING.

                        (i) The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the statutory minimum amount of any withholding or other tax due from the Company with respect to any securities issuable under the Options, and the Company may defer the exercise of the Options or the issuance of the Option Shares thereunder unless indemnified to its satisfaction.

                        (ii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a transferee pursuant to Section 9(a) of the Plan, the grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the transferee.

                  (e) AWARD AGREEMENTS. Each Option hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto, including but not limited to the effect on such Option of the death, disability or termination of employment or service of a Participant, and the effect, if any, of such other events as may be determined by the Committee.

                  (f) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (g) NO RIGHT TO EMPLOYMENT. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (h) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Option Shares to be distributed under the Plan until he or she has become the holder of such Option Shares.


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                  (i) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                  (j) SEVERABILITY. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

                  (k) OTHER LAWS. The Committee may refuse to issue or transfer any Option Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Option Shares or such other consideration will violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

                  (l) NO TRUST OR FUND CREATED. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (m) HEADINGS. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 10.  TERM OF THE PLAN.

                  (c) EFFECTIVE DATE. The Plan shall be effective as of the date of its approval by the persons and/or entities who own more than 75% of the voting power of all outstanding stock of the Company, determined in a manner consistent with Section 280G(b)(5) of the Code, as amended,


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and the proposed regulations promulgated thereunder. If such approval is not obtained, this Plan and any Options granted under the Plan shall be null and void and of no force and effect.

                  (d) EXPIRATION DATE. No Option shall be granted under the Plan after ten years. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after ten years from December 21, 2000.

                  SECTION 11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; PROVIDED that any such Board or Committee member shall be entitled to the indemnification rights set forth in this Section 11 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.









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